EXHIBIT 10.5

编号：

No.:

Employment Contract

讯纳网络科技（北京）有限公司 编制

EXHIBIT 10.5

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Party A: Xunna Network Technology (Beijing) Co., Ltd.
Legal Representative (Authorized Agent): Fu Jiaxing
Address: Room 2611-15, F22, Building 2-28, No.2, Fufeng Road, Fengtai District, Beijing

Party B: Meng Xiangying  Gender: Male   ID No.: 230104197902171219
Birth date: February 17, 1979
Home Address: Room 1, F1, Unit 6, Building 2, No. 113, Nanshijiedao, Daowai District, Harbin
Postal Code:
Registered permanent residence: Daowai District, Harbin, Heilongjiang Province

According to the Labor Law of the People’s Republic of China and related regulations, this contract is made by and between Party A and Party B through consultation on the basis of equality and both parties shall observe the terms and conditions herein jointly.

I. Term of the Employment Contract

1. The contract is the Fixed Term employment contract.

The term of the contract is from October 20, 2012 to October 19, 2013.

EXHIBIT 10.5

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II. Contents, Conditions and Disciplines of Work

2. Party B agrees to take the office of Executive President of the company according to the needs of Party A.

3. Party A may adjust the posts, work contents, work locations and remuneration of Party B from time to time according to the changes of the operation of the company, the needs of projects or the ability of Party B

4. Party A shall provide Party B with working environment, working conditions and labor protection facilities according to the national safety and health standards to ensure the safety and health of Party B.

5. Party B shall timely complete the works according to the quality and quantity legally specified by Party A.

6. During any working period (week/month/season/year), if Party B has failed to perform the obligations of the post or complete the assigned works, Party B shall be considered as incompetent to the post.

III. Labor Protection and Work Conditions

7. Party A shall establish the Standard working system for Party B.

EXHIBIT 10.5

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In case of the standard working system, the working time of Party B shall not be more than 8 hours per day or 44 hours per week.

In case of comprehensive working hour calculation system, the average daily working time and the average weekly working time shall not be more than the standard working hours.

If the fixed time working system is not implemented, Party B may arrange the working time and rests personally under the condition that the works specified by Party A could be completed according to the requirements.

8. In case of overtime works, Party A shall provide Party B with the compensatory time off equaling to the duration of the overtime works or the overtime wages according to the law.

9. Party A shall provide Party B with necessary working conditions and tools, establish and improve the production processes, and define the operation schedules, work scope and labor safety and health systems.

10. Party A shall provide Party B with trainings regarding to occupational ethics, skills, labor safety, labor discipline and the rules and regulations of Party A.

IV. Remuneration, Insurance and Welfare

11. Party A employs Party B based on the annual salary system, and shall pay the remuneration to Party B in cash. The annual salary includes two parts: the basic remuneration and performance remuneration. The basic remuneration shall be Thirty Thousand Yuan per month, and should be paid on the monthly basis. The performance remuneration shall be One Hundred Thousand Yuan per year. Party A shall withhold the personal income tax of Party B.

(1) At the end of a year, the performance of Party B will be evaluated according to the results of examination. If Party B has been qualified through the examination and completed the performance tasks assigned by the company, the performance remuneration will be paid at one time in February of the following year. If Party B has not taken the office for a full year, Party B shall be examined and evaluated according to the actual time in the position.

 EXHIBIT 10.5

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 (2) If Party B has failed to complete 60% (500 thousand Yuan) of the value of the major task of the year, Party A will not pay the performance remuneration of the year; and

 (3) If Party B has failed to complete 60% of the value of the major task for two consecutive years, Party A will not pay the performance remuneration and shall have the right to dismiss Party B.

12. Both parties shall contribute to the pension insurance, unemployment insurance, basic healthcare insurance, work-related injury insurance and maternity insurance according to the national and municipal social security rules and regulations. In case of the termination of the employment contract, the insurances shall be transferred according to the related regulations and rules.

EXHIBIT 10.5

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13. In case of disease or work-related injury of Party B, Party A shall provide Party B with sick pay, disease relief fund and medical care according to the national and Beijing municipal laws.

14. In case of occupational diseases or work-related injuries, Party A shall provide Party B with the related welfare according to the national and Beijing municipal rules and regulations.

IV. Discipline and Confidentiality

15. Party A shall make the regulations and work disciplines according to the working needs, and provide Party B the educations and trainings regarding to law compliance, occupational ethics, professional skills and necessary knowledge.

16. Party B shall strictly comply with the national laws, regulations and rules, as well as the regulations regarding to the protection of intellectual properties. Party B shall comply with the regulations and disciplines defined by Party A; act according to the laws and occupational ethics; and actively participate in the trainings organized by Party A to improve working knowledge and skills. In case of failure of Party B to comply with the regulations and disciplines of Party A, Party A shall have the right to punish Party B according to its regulations.

17. During the consultation of development and sales, Party B shall not disclose or transfer any achievements, information or intellectual properties obtained during the employment with Party A without the consent of Party A. If Party B has failed to comply with this article, Party B shall bear any legal liability and shall compensate Party A with any economic losses thereof.

EXHIBIT 10.5

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18. During the employment of Party B with Party A, all of the inventions and software developed by Party B for the works assigned by Party A or by using the materials and conditions provided by Party A shall be considered as the on-duty inventions for which the patents shall be applied by Party A uniformed, and the rewards shall be provided to the developers according to the national laws. Any articles or publications that are related to the works of Party B shall not be published on any publications without the approval of Party A. Any articles or data covering the confidential information of Party A shall be deleted according to the related regulations.

19. If Party B has used the confidential information of Party A that are obtained through theft or the authorization by Party A deliberately for the own benefits of Party B, or leading to the losses of Party A, Party B shall compensate Party A with all of the direct and indirect losses, and Party A shall have the right to punish Party B according to the actual condition or file a lawsuit.

20. During the employment with Party A, all of the achievements made by Party B through the works assigned by Party A shall be the properties of Party A, and Party B shall not own such achievements in any form.

IV. Modification and Termination of the Employment Contract

21. The contract could be modified by both parties through consultation.

EXHIBIT 10.5

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22. In case of the changes of the laws, regulations, rules and policies based on which the contract is made, the corresponding articles hereof shall be modified accordingly. In case of change of the name of Party A, the name of Party A specified herein shall be modified.

23. The contract could be terminated by both parties through consultation.

24. Party B shall have the right to terminate the contract if Party B has:

 (1) been absent from work for three consecutive business days or 5 business days in one year;

 (2) gong abroad or not returned in due time after going abroad without the approval of Party A;

 (3) seriously violated the rules and systems of Party A;

 (4) Violated the working rules or operation procedures, leading to accidents or serious consequences due to negligence;

 (5) disturbed the working orders, leading to the inability of Party A or other units to work normally;

 (6) had employment relationships with other companies, which has negatively impacted the works of Party A, and Party B has refused to terminate such relationships after being noticed by Party A;

 (7) been imprisoned or undergone education through labor; or

 (8) conducted other activities violating the national laws and regulations.

25. Party A shall have the right to terminate the contract subject a 30-day prior notice in case of any of the following conditions:

 (1) After the expiring of the treatment period of any diseases of Party B that are not resulted from work-related injuries, Party B is incapable of taking the job before the treatment or any other jobs arranged by Party A or cannot comply with the national or municipal regulations regarding to the related industries or posts and Party A could not arrange other jobs for Party A;

EXHIBIT 10.5

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 (2) Party B has failed to complete 60% of the value of major annual task for two consecutive years; and

 (3) The objective conditions based on which the contract has made are subject to significant changes leading to the inability of any party of implementing the contract, and the agreement regarding to the modification of the employment contract cannot be made by and between both parties.

26. Party A shall not terminate the contract if Party B:

 (1) is suffering from diseases and work-related injuries and under treatment;

 (2) is suffering from work-related injuries and has been identified as grade 1 to grade 4 disability to work by the labor capacity authentication authority; or

 (3) could comply with other conditions under which the contract shall not be terminated according to the national regulations.

27. In case of any of the following conditions, Party B shall have the right to terminate the contract at any time by sending a notice to Party A:

 (1) Party A has forced Party B to work through violence, threatening, imprisonment or illegal freedom limitation activities;

 (2) Party A is unable to pay the remuneration or provide working conditions according to the contract; or

 (3) Party A has failed to contribute the social security for Party B according to laws.

28. If Party B is leaving the company within the term of the contract, a 30-day prior notice shall be sent to Party A, and Party B shall complete related procedures by cooperating with Party A except that the economic losses caused by Party B to Party A have not been compensated. In such case, if an agreement between Party A and Party B could not be made through consultation, Party B shall continue to work for Party A and perform the contract. Three months later, Party B may request to terminate the contract again. In such case, if the agreement could not still be made, Party B may terminate the contract solely.

EXHIBIT 10.5

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29. After the termination of the contract by Party B, Party B shall bear the legal liability if Party B has used or has caused others to use the intellectual properties or know-how of Party A. In Party B has taken a post related to the confidential information of Party A, the termination of the contract shall be subject to the related national rules regarding to the personnel handling confidential information.

VII. Termination and Renewal of the Employment Contract

30. In case of any of the following conditions, the contract shall be terminated immediately:

 (1) The term of the contract is expired;

 (2) The termination conditions specified herein have occurred;

 (4) Party B has met the retirement conditions specified in laws;

 (4) Party B is dead or be declared as dead or missed by the People’s Court;

 (5) Party A is subject to bankruptcy, dismission and cancelation; and

 (6) Other termination conditions specified in laws, regulations and rules.

31., Party A shall provide Party B with the contract renewal intention letter in written at least 30 days before the expiring of the contract so as to terminate or renew the contract through consultation.

32. If Party A has terminated the contract according to (1), (2) or (5) of article 32 (30?) herein, Party A shall provide Party B with the certification of the contract termination in written and complete the related procedures.

EXHIBIT 10.5

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33. After the contract between Party A and Party B has been terminated, the social security of Party B shall be transferred according to the municipal regulations.

VIII. Economic Compensation

34. In case of the termination of the contract due to the diseases or work-related injuries of Party B leading to the inability of Party B to take the original job or any other job arranged by Party A according to the confirmation by the Labor Authentication Commission, Party A shall pay Party B with a medical benefit equaling to 6 months’ salary per capital of the previous year. The medical benefit shall be increased in case of serious diseases or incurable diseases. The increased amount for serious diseases shall not be less than 50% of the medical benefit and that for incurable diseases shall not be less than 100% of the medical benefit.

35. If the contract is terminated due to the defaults of Party A or the invalid contract has been made due to the faults of Party A, which has led to the losses of Party B, Party A shall compensate Party B according to the degree of the losses.

36. If the losses are incurred by Party A due to the contract termination resulted from the defaults of Party B or the violation of the confidentiality conditions by Party B, Party B shall bear the compensation liability according to the degree of the losses, including but not limited to the recruitment costs and other economic losses.

37. Upon the termination of the employment contract, Party A shall have the right to recover:

 (1) All of the technical and business documents related to the company;

 (2) All of the technical data and books purchased by the company;

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 (3) Office facilities and fixed assets provided by the company;

 (4) Communication devices (including cell-phone) provided by the company; and

 (5) Vehicles provided by the company.

38. During the term of the contract, in case of early termination by Party B, Party A shall have the right to recover the costs of various technical trainings provided by Party A (e.g. training fees and further education fees), including:

 (1) Fees of various trainings other than the internal post trainings;

 (2) According to the service terms specified in the employment contract, the amount of contribution shall be divided, and the amount to be recovered shall be reduced according to the service term performed by the employee; and

 (3) The documents and books received by the employee in the trainings.

Dispute Resolution

39. Any labor dispute raising from or related to the performance of the employment contract shall be mediated by Party A. If the mediation is failed, any party may apply arbitration with the Beijing Municipal Labor Arbitration Committee within one year after the occurrence of the dispute. Any party may directly apply arbitration with the committee.

Miscellaneous

40. Any unsettled maters or the maters inconsistent with the national or local regulations shall be dealt with according to the related regulations or rules.

EXHIBIT 10.5

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41. The contract shall become effective upon the signing and stamping by both parties. The contract shall be in duplicate and each party shall keep one copy. Both copies shall have the same legal effect.

Party A (Seal) Legal representative or authorized agent (Signature or seal)		Party B (Signature or seal)
Date: